FORM OF LOCK-UP AGREEMENT

January 13, 2006

Purchasers referred to below:

        Re:     Securities  Purchase  Agreement  dated  January  13,  2006  (the
                "Agreement") by and among, Consolidated Energy, Inc., (the "Company") and the purchasers signatory thereto (each, a "Purchaser" and collectively referred to as the "Purchasers")

Ladies and Gentlemen:

     Defined terms not otherwise defined herein (the "Letter Agreement") shall have the meanings set forth in the Agreement. Pursuant to Section 4.2(z) of the Agreement and in satisfaction of a condition of the Purchasers' obligations under the Agreement, the undersigned irrevocably agrees with the Purchasers that, from the date hereof until the one year anniversary of the Closing Date (such period, the "Restriction Period"), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the "Securities"). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company will impose irrevocable stop-transfer instructions preventing the transfer agent from effecting any actions in violation of this agreement.

     The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Purchasers to complete the transaction contemplated by the Purchase Agreement and that the Purchasers (which shall be third party beneficiaries of this letter agreement) and the Company shall be entitled to specific performance of my obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

     This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, the Purchasers and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of Texas, without regard to the principles of conflicts of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Northern District of Texas and the courts of the State of Texas located in Dallas, Texas, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter does not intend to create any relationship between the undersigned and the Purchasers and that the Purchasers are not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this letter.

     By its signature below, the Company's transfer agent hereby acknowledges and agrees that it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned, reflecting this Letter Agreement, until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

                          *** SIGNATURE PAGE FOLLOWS***

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Joseph G. Jacobs
---------------------
Signature

Joseph G. Jacobs
---------------------
Print Name

Secretary / Director
---------------------
Position in Company

Address for Notice:
---------------------
P.O. Box 249

Stanville, KY 41659
---------------------


351,000
--------------------------------
Number of shares of Common Stock

 -0-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
------------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Jay E. Losner by Joseph G. Jacobs - by power of attorney dated 12-25-05
-------------------------------------
Signature

 Jay E. Losner
-------------------------------------
Print Name


Position in Company
-------------------------------------
Address for Notice:

Jay E. Losner    Manager
Diaton Energy, LLC
1030 Coral Ridge Dr.
Coral Springs, Fla 33071

1,182,502
-------------------------------------
Number of shares of Common Stock

 -0-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
------------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Carl Baker
------------------------
Signature

Carl Baker
------------------------
Print Name

Board Member
------------------------
Position in Company

Address for Notice:
------------------------




25,000
------------------------
Number of shares of Common Stock

 -0-

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
------------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
    -------------------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Jeff Miller by Joseph G. Jacobs -  by Power of Attorney dated 12/20/05
 --------------------------------------
Signature

Jeff Miller
-------------------------------
Print Name


Position in Company
-------------------------------
Address for Notice:

1876 Monte Carlo
-------------------------------
Coral Springs, Fla 33071

994,977
-------------------------------
Number of shares of Common Stock

 -0-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
----------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
------------------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Barry W. Tackett
---------------------------
Signature

Barry W. Tackett
---------------------------
Print Name

 CFO
-------------------------------
Position in Company

Address for Notice:
-------------------------------
P.O. Box 537

Betsy Layne, KY 41605


350,000
-------------------------------
Number of shares of Common Stock

 -0-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
----------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
-------------------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ David Guthrie
------------------------
Signature

David Guthrie
------------------------
Print Name

President
------------------------
Position in Company

Address for Notice:
------------------------
76 George Rd.
Betsy Layne, KY 41605

750,000
--------------------------------
Number of shares of Common Stock

-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
----------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
------------------------------------------------
Name:
Title:

     This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.


/s/ Edward Jennings
-----------------------
Signature

Edward Jennings
-----------------------
Print Name

Board Member
-----------------------
Position in Company


-----------------------
Address for Notice:



25,000
---------------------------------
Number of shares of Common Stock

 -0-
--------------------------------------------------------------------------------
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

     By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

CONSOLIDATED ENERGY, INC.

By: /s/ David Guthrie
--------------------------
Name: David Guthrie
Title: President


Acknowledged and agreed to as of the date set forth above:

[NAME OF TRANSFER AGENT]

By:
------------------------------------------------
Name:
Title: